Investor Presentation January 2021 1

Forward Looking Statements 2 This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project,” “anticipate,” “goal,” “seek,” “strategy,” “likely,” “should,” “will,” “could” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: the potential effects of the continued COVID-19 pandemic, including on demand for energy, economic growth, our employees and contractors, supply chain, expenses, capital markets, capital projects, operations and maintenance activities, uncollectable accounts, liquidity, cash flows, or other unpredictable events; our ability to manage capital expenditures and operations and maintenance costs while maintaining high reliability and customer service levels; variations in demand for electricity, including those due to weather, seasonality, the general economy or social conditions, customer and sales growth (or decline), the effects of energy conservation measures and distributed generation, and technological advancements; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballot initiatives and regulation, including those relating to environmental requirements, regulatory policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the direct or indirect effect on our facilities or business from cybersecurity threats or intrusions, data security breaches, terrorist attack, physical attack, severe storms, droughts, or other catastrophic events, such as fires, explosions, pandemic health events or similar occurrences; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or continue or discontinue power plant operations consistent with our corporate interests; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and in Part II, Item 1A in of the Pinnacle West/APS Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020 which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law.

T H E P I N N A C L E W E S T S T O R Y A Refocused Company. Long Growth Runway. 3 1 A refocused company 2 Favorable market dynamics 3 Shift to clean 4 Strong financial profile 5 Clear strategic priorities

A T A G L A N C E Arizona’s Largest Electric Company 4 $18BConsolidated assets $3.5BRevenues ~$9B Market cap ~6.3 GW Generating capacity owned or leased – year end 1.3MCustomers ~50%Current % from clean energy LargestNuclear plant in U.S. APS Retail Electric Service Territory Major APS Power Plants Principal APS Transmission Lines Major APS Solar Power Plants Navajo Generating Station closed Nov. 2019: lines are still active FARMINGTON FOUR CORNERS ColoradoUtah Nevada California New Mexico HOLBROOK GLOBE CHOLLA YUMA YUCCA REDHAWK PALO VERDE WEST PHOENIX SAGUARO SUNDANCE TUCSON NOGALES DOUGLAS CASA GRANDE GILA BEND PHOENIX PRESCOTT BAGDAD WINSLOW FLAGSTAFF KINGMAN LAS VEGAS OCOTILLO Service Territory1 Key Facts as of Dec. 31, 2019 Arizona 1 As of December 31,2019

Attractive Customer Mix and Shifting Generation Profile 5 Residential 51% Commercial & Industrial 43% Other 6% Demand Side Management 17% Gas 28% Renewable 12% Purchased 6% Coal 14% Nuclear 23% Retail Sales Mix Energy Mix – Will Shift Going Forward

Building on a Strong Performance Track Record * Consumer Price Index6 Top Quartile consistent ranking Safety Profile Flat operating costs per kWh last 3 years Operating Costs 1.8%+ average annual growth last 3 years Customer Growth 25 years residential rates increased less than inflation 75% 34% CPI* APS Last 25 Years Affordable Energy Top Quartile invest >$1B annually in upgrades and infrastructure Reliability 7.3% decline in average residential bill since 2018 Reducing Residential Bills

Solid Underlying Financial Performance – Goal is More Consistent Growth 7 $489M $511M $538M 2017 2018 2019 Net Income ($M) $4.35 $4.54 $4.77 2017 2018 2019 Adjusted EPS ($) $8.6B $9.3B $10.3B 2017 2018 2019 Rate Base ($B)

Entering a New Era 8 2019-2020 2021+Prior to 2019 • Built Arizona’s leading power utility with strong performance track record Build Transformation New Focus • New culture and clean energy goals – Lean principles supporting customer affordability • Investing in clean energy, stakeholder alignment and innovation

Building the New Pinnacle West 9 PastFocus Future Customer Experience Average Best in Class Clean Energy Moderate Priority / accelerating Regulatory Relations Challenging Aligned Earnings Performance Strong / Inconsistent Strong / More consistent

Leading ESG Practices Guide Our Approach – Snapshot ¹ Climate Change and Water Security “A Lists” by CDP: One of only 64 companies worldwide to receive two A scores. ² Named to the annual ranking for the world’s Top 100 Green Utilities by Energy Intelligence’s EI New Energy. 3 Report dated April 14, 2020. 4 Arizona Anti-Defamation League 2019. 10 Environmental Social Governance Only North American electric utility on CDP A List for Water and Climate¹ Ranked on the world’s Top 100 Green Utilities² MSCI ESG “A” rating3 Top quartile employee safety 82% employee satisfaction vs. 76% for industry Torch of Liberty Award for support of diversity4 40% of independent directors gender or ethnically diverse ESG executive council

Recent Positive Results Show Evidence of Repositioning 11 Improved regulatory transparency − delivered on customer issues Improving J.D. Power customer rankings − #1 most improved large utility residential customer rating − business customer rating rises to second quartile Improved customer experience − 24/7 care center support − Enhanced digital engagement

T H E P I N N A C L E W E S T S T O R Y A Refocused Company. Long Growth Runway. 12 1 A refocused company 2 Favorable market dynamics 3 Shift to clean 4 Strong financial profile 5 Clear strategic priorities

Fast Growing Service Territory ¹ 2017-2019 2 Maricopa County population 4.5M, 62% of state population 13 Annual Employment Growth Last Three Years¹ Steady Housing Growth2 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20E Single Family & Multifamily Housing Permits Maricopa County 6,582 32,000 Arizona – Third fastest growing state 2% 3% National Arizona 17% CAGR

System Supports High Tech Growth in Economy 14 Our Approach: Focus on Four Main Areas Supports Influx of Tech and Data Centers – Examples • Business attraction and expansion • Community development • Entrepreneurial support • Infrastructure support • Microsoft – constructing 3 new mega data centers • Taiwan Semiconductor – plans to build $12B factory • Stack Infrastructure – building 1M sq ft data center on 79 acres • Stream Data Centers – 418,000 sq ft, up to 200MW of load Data centers are projected to create up to 640 MW of capacity needs by 2035

T H E P I N N A C L E W E S T S T O R Y A Refocused Company. Long Growth Runway. 15 1 A refocused company 2 Favorable market dynamics 3 Shift to clean 4 Strong financial profile 5 Clear strategic priorities

Our Clean Energy Plan 16 Commitments Pathway 2005 2019 2030 2050 1 100% clean, carbon-free electricity by 2050 2 65% clean energy by 2030 with 45% renewable energy 3 End APS’s use of coal-fired generation by end of 2031 24% 50% 65% 100%

2018 2019 2025 2031 Coal Exit Strategy – 7 Years Earlier than Originally Projected 17 Coal Free 2038 Navajo 315 MW (now retired) Cholla 387 MW 2025 Remaining Four Corners 970 MW 2031

Coal Exit and Expiring Purchase Contracts Will Create a 6,000 MW Supply-Demand Gap by 2035 ¹ Will need more additions than 6,000 MW due to new resources being paired to meet reliability requirements (i.e. solar with storage requires 100 MW solar plus 100 MW of storage). 18 0 2,000 4,000 6,000 8,000 10,000 12,000 2020 2023 2026 2029 2032 2035 Peak Capacity (MW) Existing Owned Resources Existing / Signed Contracts 6,000 MW¹ Closing the gap - opportunity

Key New Energy Sources to Achieve Goals 19 Initiatives • Solar generation • Wind generation • Gas as a bridge fuel • Demand-side management • Energy storage solutions • Innovation Resource Mix Change Today 2035 Coal 14% 0% Gas 28% 6%-17% Nuclear 23% 16% Purchased 6% 11% Renewable/ DSM 29% 56%-67%

Energy Storage A Key Element of Our Renewal Energy Plan 20 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 5,000 6,000 7,000 8,000 9,000 MW Hours Throughout Day Daily Energy Usage Store solar energy at midday Storage Advantages Absorbs negative priced excess energy at noon Provide opportunity to save customers more through the Energy Imbalance Market Discharge stored energy during evening peak Plan includes 300 MW/year of energy storage 2022-2030

Advancing On Path to 100% Clean Energy – Three Year Capital Plan of $4.64B1 21 $137 $170 $185 $115 $521 $588 $444 $446 $179 $173 $201 $205 $27 $39 $53 $44 $199 $152 $154 $121 $168 $141 $613 $794 2019 2020E 2021E 2022E Clean Generation Traditional Generation Environmental Transmission Distribution Other Total 2020-2022 $4.64B $1.23B $1.26B $1.65B $1.73B 1 As of October 30, 2020

Shift to Clean Energy is a Win, Win, Win, Win 22 • Lower carbon • Maintain affordability • Expanded capital base • Aligned goals WIN for clean air WIN for customers WIN for EPS growth WIN for relations with regulators

T H E P I N N A C L E W E S T S T O R Y A Refocused Company. Long Growth Runway. 23 1 A refocused company 2 Favorable market dynamics 3 Shift to clean 4 Strong financial profile 5 Clear strategic priorities

Strong Balance Sheet – Pinnacle West 24 Debt to Capitalization (2019) Corporate Credit Ratings1 (2019) FFO/Debt: 19.5% Moody’s S&P Fitch A3 A- A- 52.1% Debt/Cap 1 We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. (2019) Source: Standard & Poor’s

Well-Balanced Long-Term Debt Maturity Profile 25 $M PNW Long-Term DebtAPS Long-Term Debt $0 $200 $400 $600 $800 $1,000 $1,200 2020 2022 2024 2026 2028 2030 2032 2034 2036 2038 2040 2042 2044 2046 2048 2050 As of December 31, 2020

Increased Dividend, 9 Year History of Increases1 26 Indicated Annual Dividend – Year End $2.62 $2.78 $2.95 $3.13 $3.32 2016 2017 2018 2019 2020 1 Future dividends are subject to declaration at Board of Directors’ discretion.

T H E P I N N A C L E W E S T S T O R Y A Refocused Company. Long Growth Runway. 27 1 A refocused company 2 Favorable market dynamics 3 Shift to clean 4 Strong financial profile 5 Clear strategic priorities

Clear Strategy Going Forward 28 Deliver exceptional customer service Ensure superior reliability and operating performance 1 Make intelligent investments to support a growing Arizona Maintain strong credit ratings and financial health 4 2 3 Customer Focused

2019 Innovative Partner of the Year Award E X A M P L E O F I N N O V A T I O N I N N I T I A T I V E Bringing the Residential Customer into the Advanced Economy 29 Initiatives • Award-winning program to promote installation of advanced smart thermostats – reduces demand during 3-8 pm peak load window • Super off-peak electric vehicle charging rate equivalent to ~30¢ per gallon gasoline Potential Impact Demand Savings During Peak Afternoon Window Today Future 100-150 MW 300-500 MW

Customer Driven Initiatives Underway – A Few Examples 30 Take Charge AZ Customer Advisory Board • Pilot program to encourage electric vehicle adoption by installing charging stations • Expect to install 300 chargers through 2021 Energy Efficiency • Gathers direct insight from residential customers • Identify customer concerns to shape solutions • Demand response programs to reward shift of energy usage to lower-cost times – smart thermostats – residential battery systems – grid-interactive water heaters

E X A M P L E O F I N N O V A T I O N I N N I T I A T I V E Pilot Project Exploring Hydrogen as Potential Solution for Long Duration Storage 31 Collaborators • Palo Verde nuclear plant and Idaho National Laboratory Pilot Program 2020-2023 • Examine long-term cost effectiveness of hydrogen production at utility scale Goal • Use of hydrogen for long term storage of energy 100% Plant Output Power to hydrogen - stored Power to grid Power to grid Power from storage to grid Possible Scenario for Palo Verde Nuclear Plant April Lower demand on grid August Peak demand Profile of Project

Key Value Drivers Going Forward 32 Focus to Avoid Regulatory Lag: • Enhanced recovery mechanisms • Or more frequent rate case filings • 2019 Rate Case (decision expected mid-2021) – Seek regulatory approval for an adjustor mechanism to enable more timely recovery of clean investments • Execute contracts to own additional clean energy resources Next 6-12 months • Investment in utility-owned clean energy resources • Concurrent recovery for those resources • Financing needs to support investments • Continued customer and sales growth Longer Term Next 3-5 Years

Outlook: Steady Growth in Rate Base 33 Plan to continue dividend growth1 Expect annual renewable additions of 300-500MW 2022-2030 2018 2019 2022 APS Rate Base Growth (Year End) $9.3B $10.3B 6-7% Long-Term CAGR $13.0B 1 Future dividends are subject to declaration at Board of Directors’ discretion.

I N S U M M A R Y A Refocused Company. Long Growth Runway. 34 1 A refocused company 2 Favorable market dynamics 3 Shift to clean 4 Strong financial profile 5 Clear strategic priorities

Appendix

Effective COVID-19 Response for Customers and Employees 36 Employee Safety New procedures, physical distancing Suspended disconnects, waived late fees Customer Support Initiatives Customer and Community Relief Fund Provided more than $15M in pandemic aid

ESG Leadership – Recognition ¹ As of April 14, 2020 37 WATERCLIMATE Emerging Tools & Technologies OUTSTANDING ACHIEVEMENT Corporation of the Year 2019 NAACP Maricopa County Branch HIRE Platinum Medallion Award 2018-2020 US Department of Labor US Department of Labor Environmental Sustainability and Governance “A” rating¹ Named to the annual ranking of the world’s Top 100 Green Utilities by